AMENDMENT NO. TWO TO THE
SEVERANCE AGREEMENT

          This Amendment to the Severance Agreement dated January 25, 2006 by and between Community Bank (the "Bank") and R. Jerry Giles (the "Employee").

          WHEREAS, the parties entered into a Severance Agreement dated April 1, 2000 (the "Agreement"); and

          WHEREAS, pursuant to Amendment No. One dated April 1, 2005, the Bank and the Employee amended the Agreement to extend its term.

          NOW, THEREFORE, to assure the Bank of the Employee's continued dedication, the availability of his advice and counsel to the Board of Directors of the Bank, and to induce the Employee to remain and continue in the employ of the Bank and for other good and valuable consideration, the receipt and adequacy whereof each party hereby acknowledges, the Bank and the Employee hereby agree that the Agreement shall be amended, as follows:

1.	Employee is the Bank's Senior Vice President and Chief Financial Officer rather than Vice President and Chief Financial Officer.
2.	Section 2 of the Agreement is amended to read as follows:

If there is a Change in Control of the Bank or of the Holding Company during the term of this Agreement, Employee shall be entitled to a severance payment in the event the Employee suffers an Involuntary Termination in connection with or within 24 months after the Change in Control, unless such termination is for Cause. The amount of such severance payment shall equal Twenty-four (24) months of Employee's then current salary.

3.	Except as specifically amended above, all terms, conditions, covenants and other provisions of the Agreement shall remain in full force and effect as set forth therein.
4.	The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of the Bank.

          IN WITNESS WHEREOF, the parties have executed this Amendment No. Two to the Agreement effective as of January 26, 2006.

COMMUNITY BANK /s/ P. Douglas Richard P. Douglas Richard President and CEO Employee /s/ R. Jerry Giles R. Jerry Giles
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AMENDMENT NO. TWO TO THE
SEVERANCE AGREEMENT

          This Amendment No. Two to the Severance Agreement dated January 25, 2006 by and between Community Bank (the "Bank") and Norman C. Smiley, III (the "Employee").

          WHEREAS, the parties entered into a Severance Agreement dated April 1, 2000 (the "Agreement"); and

          WHEREAS, pursuant to Amendment No. One dated April 1, 2005, the Bank and the Employee amended the Agreement to extend its term.

          NOW, THEREFORE, to assure the Bank of the Employee's continued dedication, the availability of his advice and counsel to the Board of Directors of the Bank, and to induce the Employee to remain and continue in the employ of the Bank and for other good and valuable consideration, the receipt and adequacy whereof each party hereby acknowledges, the Bank and the Employee hereby agree that the Agreement shall be amended, as follows:

1.	Employee is the Bank's Senior Vice President and Chief Lending Officer rather than Vice President\Lending.
2.	Section 2 of the Agreement is amended to read as follows:

If there is a Change in Control of the Bank or of the Holding Company during the term of this Agreement, Employee shall be entitled to a severance payment in the event the Employee suffers an Involuntary Termination in connection with or within 24 months after the Change in Control, unless such termination is for Cause. The amount of such severance payment shall equal Twenty-four (24) months of Employee's then current salary.

3.	Except as specifically amended above, all terms, conditions, covenants and other provisions of the Agreement shall remain in full force and effect as set forth therein.
4.	The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of the Bank.

          IN WITNESS WHEREOF, the parties have executed this Amendment No. Two to the Agreement effective as of January 26, 2006.

COMMUNITY BANK /s/ P. Douglas Richard P. Douglas Richard President and CEO Employee /s/ Norman C. Smiley, III Norman C. Smiley, III

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AMENDMENT NO. TWO TO THE
SEVERANCE AGREEMENT

          This Amendment to the Severance Agreement dated January 25, 2006 by and between Community Bank (the "Bank") and Benny N. Werner (the "Employee").

          WHEREAS, the parties entered into a Severance Agreement dated April 1, 2000 (the "Agreement"); and

          WHEREAS, pursuant to Amendment No. One dated April 1, 2005, the Bank and the Employee amended the Agreement to extend its term.

          NOW, THEREFORE, to assure the Bank of the Employee's continued dedication, the availability of his advice and counsel to the Board of Directors of the Bank, and to induce the Employee to remain and continue in the employ of the Bank and for other good and valuable consideration, the receipt and adequacy whereof each party hereby acknowledges, the Bank and the Employee hereby agree that the Agreement shall be amended, as follows:

1.	Section 2 of the Agreement is amended to read as follows:

If there is a Change in Control of the Bank or of the Holding Company during the term of this Agreement, Employee shall be entitled to a severance payment in the event the Employee suffers an Involuntary Termination in connection with or within 24 months after the Change in Control, unless such termination is for Cause. The amount of such severance payment shall equal Twenty-four (24) months of Employee's then current salary.

2.	Except as specifically amended above, all terms, conditions, covenants and other provisions of the Agreement shall remain in full force and effect as set forth therein.
3.	The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of the Bank.

          IN WITNESS WHEREOF, the parties have executed this Amendment No. Two to the Agreement effective as of January 25, 2006.

COMMUNITY BANK /s/ P. Douglas Richard P. Douglas Richard President and CEO Employee /s/ Benny N. Werner Benny N. Werner